UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 6, 2007
DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 516-734-3600
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORYARRANGEMENTS OF CERTAIN OFFICERS
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORYARRANGEMENTS OF CERTAIN OFFICERS.
On February 6, 2007, Thomas F. Gilman joined the Board of Directors of DealerTrack Holdings, Inc. (the “Company”) as a Class II director. The three year term for Class II directors expires at the Company’s 2007 annual meeting of stockholders. Mr. Gilman was also appointed to the Audit Committee of the Board of Directors.
ITEM 7.01 REGULATION FD DISCLOSURE
On February 9, 2007, the Company issued a press release entitled “Thomas F. Gilman joins Dealertrack Board of Directors” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated February 9, 2007 entitled “Thomas F. Gilman joins Dealertrack Board of Directors.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 12, 2007

By:	/s/ Robert J. Cox III
Robert J. Cox III
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated February 9, 2007 entitled “Thomas F. Gilman joins Dealertrack Board of Directors.”